EXHIBIT 32.1

CERTIFICATION

In connection with the Quarterly Report of Gener8Xion Entertainment, Inc. (the “Company”) on Form 10-QSB for the period ending April 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Matthew Crouch, Chief Executive Officer of the Company, and Richard Cook, Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 10, 2008
/s/ Matthew Crouch
Matthew Crouch
Chief Executive Officer

Date: July 10, 2008
/s/ Richard Cook
Richard Cook
Chief Financial Officer